NET INCOME(LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
NET INCOME(LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

11.          NET INCOME(LOSS) PER SHARE

The calculation of the net income (loss) per share is as follows:

	For the years ended December 31,
	2018	2019	2020

Numerator:
Net income (loss) attributable to AirNet Technology Inc.'s ordinary shareholders	$(90,097)	$(31,477)	$7,527

Denominator:
Weighted average ordinary shares outstanding used in computing net loss per ordinary share
Basic and diluted (i)	125,653,175	125,664,777	125,795,606
Weighted average shares used in calculating loss per ADS
Basic and diluted	12,565,318	12,566,478	12,579,561

Net loss per ordinary share
Basic and diluted	$(0.72)	$(0.25)	$0.06

Net loss per ADS (ii)
Basic and diluted	$(7.17)	$(2.50)	$0.60
(i)

On December 30, 2020, the Company entered into an investment agreement (the "Agreement") with Unistar Group Holdings Ltd. ("Unistar"), an unaffiliated party of the Company. Pursuant to the Agreement, the Company has agreed to issue 23,876,308 ordinary shares (each a "Share"), or approximately 19 % of the Company's currently outstanding ordinary shares, to Unistar, in exchange for the delivery and transfer by Unistar to the Company of 500 computer servers specifically designed for mining cryptocurrencies. The computer servers were valued at $2,531, representing a per Share consideration of US$0.106, or US$1.06 per American depositary share of the Company (each representing ten ordinary shares).

(ii)

On March 29, 2019, AirNet Technology Inc., JPMorgan Chase Bank, as depositary, and all holders from time to time of American Depositary Shares entered into Amended and Restated Deposit Agreement to combine original 5 ADSs to 1 ADSs. After the agreement is executed, 1 ADS amounted to $0.01 par value represents 10 ordinary shares amounted to 0.001 per share par value. The Group presents net income (loss) attributable to AirNet Technology Inc.’s ordinary shareholders per ADS by retrospectively adjusting to all periods presented.